LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED FEBRUARY 6, 2019

TO THE PROSPECTUS DATED NOVEMBER 9, 2018

OF LEGG MASON SMALL-CAP QUALITY VALUE ETF

The following language replaces the section of the fund’s Prospectus titled “Dividends, other distributions and taxes – Dividends and other distributions” to reflect that dividends will be paid quarterly:

Dividends and other distributions

The fund generally distributes long-term capital gain, if any, once a year, typically in December and at such other times as are necessary.

The fund generally pays dividends, if any, as follows:

Fund	Income dividend distributions
Legg Mason Small-Cap Quality Value ETF	Quarterly

The fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Please retain this supplement for future reference.

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